DELAWARE VIP TRUST

Delaware VIP Balanced Series
Delaware VIP High Yield Series
Delaware VIP Global Bond Series
Delaware VIP Select Growth Series
Delaware VIP U.S. Growth Series
Delaware VIP Diversified Income Series

Supplement to the Fund's
Standard Class and Service Class Prospectuses
dated April 29, 2005

On August 18, 2005, the Board of Trustees of Delaware VIP Trust unanimously voted to approve changes to the investment strategies and policies of Delaware VIP Balanced Series, Delaware VIP Diversified Income Series, Delaware VIP Global Bond Series and Delaware VIP High Yield Series. The following changes are effective as of 60 days after the date of this Supplement.

The following replaces the section entitled "The securities we typically invest in - Interest rate swap and index swap agreements" for the Delaware VIP Balanced Series and Delaware VIP Diversified Income Bond Series:

Securities	How we use them

Interest rate swap, index swap and credit default swap agreements: In an interest rate swap, a Series receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a Series receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. In an index swap, a Series receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a fund receiving interest payments from another party in exchange for movements in the total return of a specified index. In a credit default swap, a Series may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, etc.) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a Series may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party. Interest rate swaps, index swaps and credit default swaps may be considered to be illiquid.

We may use interest rate swaps to adjust the Series' sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Series invests in, such as the corporate bond market. We may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Series on favorable terms. We may enter into credit default swaps in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

The following supplements the section entitled "The securities we typically invest in" for the Delaware VIP Global Bond Series and Delaware VIP High Yield Series:
Securities	How We Use Them

Credit default swap agreements: In a credit default swap, a Series may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, etc.) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a Series may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party. Credit default swaps may be considered to be illiquid.

We may enter into credit default swaps in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

The following supplements the information found in the section "The risks of investing in the Series" for the Delaware VIP Balanced Series, Delaware VIP Diversified Income Series, Delaware VIP Global Bond Series and Delaware VIP High Yield Series:
Risks	How we strive to manage them

Derivatives Risk is the possibility that the Series may experience a significant loss if it employs a derivatives strategy (including a strategy involving credit default swaps) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a series from using the strategy.

We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification or to earn additional income. We will not use derivatives for reasons inconsistent with our investment objectives.

On August 18, 2005, the Board of Trustees of Delaware VIP Trust unanimously voted to approve changes to the investment strategies and policies of Delaware VIP U.S. Growth Series. The following changes are effective as of 60 days after the date of this Supplement.

The following replaces the section entitled "What is the Series' goal?" for the Delaware VIP U.S. Growth Series:

Delaware VIP U.S. Growth Series seeks long-term capital appreciation. Although the Series will strive to achieve its investment goal, there is no assurance that it will.

The following paragraph replaces the first paragraph in the section entitled "What are the Series' main investment strategies?" for the Delaware VIP U.S. Growth Series:

The Series invests primarily in common stocks.  The Series invests primarily in companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy.  Using a bottom up approach, the Series seeks to select securities it believes have large-end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities.  The Series also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.  All of these factors give us insight into the outlook for a company, helping us to identify companies poised for a sustainable free cash flow growth. We believe that sustainable free cash growth, if it occurs, may result in price appreciation for the company's stock. Whether companies provide dividend income and the amount of income they provide will not be a primary factor in the Series' selection decisions.  The Series may sell a security if it no longer believes that security is likely to contribute to meeting the investment objective of the Series or if there are other opportunities that appear more attractive.

The following replaces the section entitled "How We Manage The Series - Our investment strategies" for the Delaware VIP U.S. Growth Series:

Our investment strategies
The Series researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that are believed to be the best investments for the Series. Following are descriptions of how the portfolio management team pursues the Series' investment goals.

Delaware VIP U.S. Growth Series seeks long-term capital appreciation. The Series invests primarily in common stocks and, though we have the flexibility to invest in companies of all sizes, the Series generally focuses on medium and large-size companies.  The Series' goal is to own companies that are expected to grow faster than the U.S. economy.  Using a bottom up approach, the Series looks for companies that:

-have large end market potential, dominant business models and strong free cash flow generation;
-demonstrate operational efficiencies;
-have planned well for capital allocation; and
-have governance policies that tend to be favorable to shareholders.

There are a number of catalysts that might increase a company's potential for free cash flow growth. The Series' disciplined, research-intensive selection process is designed to identify earnings catalysts such as:

-management changes;
-new products;
-structural changes in the economy; or
-corporate restructurings and turnaround situations.

The Series maintains a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

Under normal circumstances, the Series will invest at least 80% of its net assets in U.S. investments. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

Effective the date of this Supplement, the following paragraph supplements the section entitled "Portfolio managers" for the Delaware VIP U.S. Growth Series:

Christopher M. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the Focus Growth team, which is responsible for large-cap growth, all-cap growth and one smid-cap product. He was most recently a portfolio manager at Transamerica Investment Management, LLC, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was vice president at Goldman Sachs; during his ten years there he worked in investment banking as well as investment management. Ericksen received his bachelor's degree from Carnegie Mellon University, with majors in industrial management, economics, and political science. He is a CFA charterholder.

On August 18, 2005, the Board of Trustees of Delaware VIP Trust unanimously voted to approve changes to the investment strategies and policies of Delaware VIP Select Growth Series. The following changes are effective as of 60 days after the date of this Supplement.

The following replaces the section entitled "How We Manage The Series - Our investment strategies" for the Delaware VIP Select Growth Series:

Our investment strategies
Delaware VIP Select Growth Series strives to identify companies that offer the potential for long-term price appreciation because they are likely to experience sustainable free cash flow growth. Using a bottom up approach, we look for companies that:

-have large-end market potential or dominance of a profitable niche market, dominant business models and strong free cash flow generation;
-demonstrate operational and scale efficiencies;
-have demonstrated expertise for capital allocation; and
-have clear shareholder oriented governance and compensation policies.

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Series. Specifically, we look for structural changes in the economy, industry or product cycle changes, or changes in management, targeting those companies that can best capitalize on such changes.

All of these factors give us insight into the outlook for a company, helping us to identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company's stock.

We maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

Delaware VIP Select Growth Series uses the same investment strategy as Delaware Select Growth Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The following amends the section entitled "What are the main risks of investing in the Series" for the Delaware VIP Select Growth Series:

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase or decrease according to changes in the value of the securities in the Series' portfolio. This Series will be particularly affected by declines in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by a drop in the stock market or poor performance in specific companies or industries. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

On August 18, 2005, the Board of Trustees of Delaware VIP Trust unanimously voted to approve changes to the investment strategies and policies of Delaware VIP Diversified Income Series. The following changes are effective as of 60 days after the date of this Supplement.

The following replaces the section entitled "What are the Series' main investment strategies?" for the Delaware VIP Diversified Income Series:

We invest primarily in bonds allocated among three sectors of the fixed-income market. These sectors include:

-the High-Yield Sector, consisting of high-yielding, higher risk, lower-rated, or unrated fixed-income securities that we believe to be similarly rated, issued by U.S. companies. (These involve higher risks and are commonly known as junk bonds.)

-the Investment Grade Sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies.

-the International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies in both developed and emerging markets. (An issuer is considered to be from the country where it is located, where the majority of its assets are located, or where it generates the majority of its operating income.)

We determine the amount of the Series' assets that will be allocated to each of the three sectors based on our analysis of economic and market conditions, and our assessment of the returns and potential for appreciation from each sector. We will periodically reallocate the Series' assets.

The following replaces the section entitled "What are the main risks of investing in the Series?" for the Delaware VIP Diversified Income Series:

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Series is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to a higher risk that issuers will be unable to make interest or principal payments, particularly under adverse economic conditions. Foreign investing, including investments in emerging markets, involves risks related to currency valuations, political instability, economic instability or lax accounting and regulatory standards. The Series may have a portfolio turnover rate in excess of 100%, which can result in increased transaction costs for investors and may affect the Series' performance. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The following paragraph replaces the third paragraph in the section entitled "How we manage the Series - Our investment strategies" for the Delaware VIP Diversified Income Series:

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. Under normal circumstances, as little as 5% or as much as 50% of the Series' assets may be invested in each of the High-Yield Sector and International Sector. Under normal circumstances, there is no minimum or maximum limit on the amount of the Series' assets that may be invested in the Investment Grade Sector. The Series' investments in emerging markets will be limited to no more than 15% of the Series' total assets.

The following amends the section entitled "The securities we typically invest in - Foreign government securities and foreign corporate bonds" for the Delaware VIP Diversified Income Series:
Securities	How We Use Them

Foreign government securities and foreign corporate bonds: Foreign government securities issued by foreign governments or supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries. The International Bank for Reconstruction and Development (more commonly known as the World Bank) is one example of a supranational entity.

Foreign corporate bonds are debt obligations issued by a foreign corporation.

We may invest in foreign government securities and primarily focus on better quality bonds with investment-grade credit ratings. The Series may also invest in securities issued by supranational entities, which are typically of higher quality.

We may invest in both rated and unrated foreign securities. We may invest both in investment grade securities and non-investment grade (i.e., those rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another NRSRO.)

However, we will limit investment in foreign securities of issuers located in emerging or developing countries that are rated below investment grade to no more than 15% of the Series' net assets.

The following amends the information found in the section "The risks of investing in the Series - Emerging markets risk" for the Delaware Diversified Income Series:

Risks	How we strive to manage them

Emerging markets risk: The possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets which are subject to less government regulation or supervision may also be smaller, less liquid and subject to greater price volatility.

The Series may purchase securities of issuers in any foreign country, developed and emerging. The Series cannot eliminate these risks but will attempt to manage these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets and other relevant factors.

This Supplement is dated November 8, 2005.